SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549



                              Form 8-K


                            Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                               of 1934



Date of Report (Date of earliest event reported):  April 15, 1998
                                                   --------------



                          MATEC Corporation
----------------------------------------------------------------------
          (Exact name of registrant as specified in charter)


          Delaware                   1-4184             06-0737363
----------------------------      -------------     -------------------
(State or other jurisdiction      (Commission       (IRS Employer
     of incorporation)             File Number)     Identification No.)

                 75 South Street, Hopkinton, MA  01748
-----------------------------------------------------------------------
                (Address of principal executive offices)


Registrant's telephone number, including area code: (508) 435-9039
                                                    --------------

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

    On April 15, 1998, the Registrant sold substantially all the assets of its wholly owned subsidiary, Bergen Cable Technologies, Inc. ("Old Bergen"), consisting of machinery, equipment, inventory, accounts receivable, intellectual property and the stock of Old Bergen's subsidiary Cable Bergen de Mexico, S.A. de C.V., but excluding the real property and plant, to a newly formed corporation. Robert W. Muir, Jr., a director of the Registrant, and Frank W. Pepe, Jr., President of Old Bergen since August 1997, own 27.12% and 15.46%, respectively of the outstanding capital stock of such newly formed corporation. The real property and plant owned by Old Bergen was sold to a New Jersey limited liability company of which Mr. Muir and Mr. Pepe own 27.12% and 15.46% member's interest, respectively.

    The purchase price received by Old Bergen consisted of $7,500,000 cash, a subordinated promissory note in the principal amount of $1,250,000, a 10% stock and membership interest in the acquiring entities and assumption of certain liabilities including trade payables.

    Because of Mr. Muir's interest in the transaction, Registrant retained the firm of O'Conor Wright Wyman, Inc. to evaluate the fairness of the transaction to the stockholders of Registrant from a financial point of view. O'Conor Wright Wyman, Inc. gave their opinion that the consideration received was fair to the stockholders of Registrant from a financial point of view. The transaction was unanimously approved by all directors of the Registrant except Mr. Muir who did not vote on approval of the transaction.

    Old Bergen, located in Lodi, New Jersey, designs, manufactures and sells mechanical control assemblies and steel cable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------


  (b) Pro Forma Financial Information
      -------------------------------

  The following pro forma financial information is incorporated by reference from the 1997 Annual Report to Stockholders:

      Consolidated Balance Sheets, Consolidated Statements of
      Operations, Consolidated Statements of Cash Flows, Consolidated Statements of Stockholders' Equity, and Notes to Consolidated Financial Statements.


  (c)  Exhibits
       --------

  (2) Purchase Agreement by and among Bergen Cable Technologies, Inc., MATEC Corporation, Cable Bergen de Mexico, S.A. de C.V., Bergen Acquisition Corp. and Bergen Real Estate L.L.C.

  (13) Pages of the 1997 Annual Report to Stockholders incorporated into
Item 7(b) of this Current Report on Form 8-K.

                              SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MATEC Corporation



                                       By: /s/ Michael J. Kroll
                                       ------------------------
                                       Michael J. Kroll,
                                       Vice President and Treasurer

Date: April 30, 1998